Exhibit 10.1

SETTLEMENT AGREEMENT AND GENERAL RELEASE

This Settlement Agreement and Release (the “Settlement Agreement”) is entered into as a document under seal as of May 3, 2010, by and between Crystal Rock Holdings, Inc., f/k/a Vermont Pure Holdings, Ltd. (“Vermont Pure”), on the one hand, and Cozen O’Connor LLP (“Cozen”) and Kevin F. Berry (“Berry”) (collectively referred to herein as “the Cozen Parties”) on the other.  (Each signatory to this Agreement is referred to herein as a “Party”, and all signatories are referred to collectively as “the Parties.”)

RECITALS

WHEREAS, Vermont Pure has filed suit against Cozen and Berry in Massachusetts Superior Court, C.A. No. 06-1814-BLS, and Cozen and Berry have brought certain counterclaims against Vermont Pure (“the Massachusetts State Court Action”);

WHEREAS, the Cozen Parties and Vermont Pure deny any and all liability as alleged in the Massachusetts State Court Action but wish to resolve their outstanding claims against each other;

NOW, THEREFORE, in consideration of the recitals, covenants, releases and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1.           Action amended:  No later than five business days from execution hereof, Vermont Pure will deliver to counsel for Cozen a fully executed Joint Stipulated Motion to Amend Complaint (“Joint Stipulation”)  in the Massachusetts State Court Action in the form attached hereto as Exhibit A.  The Joint Stipulation shall be held in escrow by counsel for Cozen until Vermont Pure’s receipt of payment as set forth in paragraph 3 below, at which time Cozen may immediately cause it to be filed.

2.           Action dismissed:  Upon Vermont Pure’s receipt of payment as set forth in paragraph 3 below, and no later than 3 business days following the filing of the Joint Stipulation, Vermont Pure and the Cozen Parties will cause the Massachusetts State Court Action to be dismissed with prejudice as to the claims between Vermont Pure and the Cozen Parties, by executing and filing a joint stipulation of dismissal in the form attached hereto as Exhibit B.

3.           Payment:  By May 14, 2010, the Cozen Parties shall cause the sum of $3.5 million to be paid to Vermont Pure, by check made out to Crystal Rock Holdings, Inc. and delivered to Vermont Pure at the following address:

David Jurasek, Controller
Crystal Rock Holdings, Inc.
1050 Buckingham St.
Watertown CT 06795

4.           General Releases:  Subject only to the provisions of this Agreement:

(a)           Vermont Pure, for itself and all of its respective parent companies, subsidiaries, division, affiliates, predecessors, successors, assigns, and all companies owned or controlled by them, together with their representatives, agents, heirs, executors and administrators, in consideration of the mutual promises made herein, do hereby release and forever discharge the Cozen Parties and all of their respective affiliates, predecessors, successors, assigns, and all companies owned or controlled by them, and each of their past and present partners, agents, attorneys, officers, directors, shareholders, servants, employees, representatives, agents, heirs, executors, administrators, and insurers (including specifically Twin City Fire Insurance Company) from any and all claims, potential claims, demands, attorney’s fees, costs, causes of action, actions, suits, debts, sums of money, damages, and causes of action of every kind or nature, whether known or unknown, suspected or unsuspected, whether arising in law or equity, that they now have or have at any time heretofore had against them, including without limitation all claims which have been asserted or could have been asserted in the Massachusetts State Court Action.

(b)           Cozen, for itself and all of its respective affiliates, predecessors, successors, assigns, and all companies owned or controlled by them, and Berry, together with his representatives, agents, heirs, executors and administrators, in consideration of the mutual promises made herein, do hereby mutually release and forever discharge the Vermont Pure Parties and all of their respective parent companies, subsidiaries, divisions, affiliates, predecessors, successors, assigns, and all companies owned or controlled by them, and each of their past and present officers, agents, attorneys, officers, directors, shareholders, servants, employees, representatives, counsel, agents, heirs, and executors (including, without limitation, Ross Rapaport, Peter Baker, and Jeffrey Williams) from any and all claims, potential claims, demands, attorney’s fees, costs, causes of action, actions, suits, debts, sums of money, damages, and causes of action of every kind or nature, whether known or unknown, suspected or unsuspected, whether arising in law or equity, that they now have or have at any time heretofore had against them, including without limitation all claims which have been asserted or could have been asserted in the Massachusetts State Court Action.

5.           No Admission of Liability:  The Parties acknowledge that this Settlement Agreement is given in settlement of disputed claims and is not, and shall not be construed as, an admission of liability, or as an admission of the truthfulness of any of the factual allegations made by either Party.  All Parties expressly deny all liability.

6.           Confidentiality:  Subject only to the provisions of Paragraph 7 below, the Parties expressly agree that neither they nor any person or organization acting on their behalf will, at any time, directly or indirectly, except as expressly authorized in writing by the non-disclosing party, publicize, divulge or disclose to any person, entity, or media representative, the terms of this Settlement Agreement and the matters released herein, except (a) as required by law or by tax authorities; (b) a Party may disclose this Settlement Agreement to a legal advisor, accountant, or auditor to the extent necessary to receive professional advice; and (c) a party may state that the claims in the action were settled without admission of liability by any party.

7.           Vermont Pure public disclosure:  The parties acknowledge that Vermont Pure is a public company with a class of equity securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and that accordingly Vermont Pure is required to disclose certain material transactions.  As required by the Exchange Act, Vermont Pure will file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) in connection with execution and delivery of this Settlement Agreement, which Form 8-K will contain the language set forth in Exhibit C hereto.  Further, Vermont Pure will, as required by the Exchange Act, file this Settlement Agreement with the SEC as an exhibit to its Quarterly Report on Form 10-Q for the Quarter ending April 30, 2010, which is required to be filed on or before June 14, 2010.  It is further understood that related disclosures will occur in portions of Vermont Pure’s Form 10-Q and Form 10-K reports filed after the date hereof, and related disclosures may be required to be made in other filings of Vermont Pure under the Exchange Act, the Securities Act of 1933, or other federal securities laws, in accordance with the disclosure requirements under such laws.  Vermont Pure will endeavor to keep the substance of such disclosures consistent with Exhibit C, and will make them no more specific than Exhibit C, unless otherwise required by law.

8.           Non-disparagement:  Vermont Pure’s officers and members of its board of directors will not disparage the Cozen Parties, and the Cozen Parties will not disparage Vermont Pure, its officers, or members of its board of directors.

9.           Authority to Sign:  All Parties represent and warrant to the others that the individual executing this Settlement Agreement on such Party’s behalf is fully authorized to do so, is executing the Agreement willingly and knowingly, and, further, that such individual is fully authorized to bind the Party on whose behalf it is executing this Settlement Agreement to the terms of all releases of claims, undertakings and obligations of that Party as set forth in this Settlement Agreement.

10.           Choice of Law:  The Settlement Agreement shall be governed by and construed and enforced in accordance with the substantive and procedural laws of the Commonwealth of Massachusetts (without regard to the conflict of laws provisions thereof).

11.           Execution in Counterparts:  The Settlement Agreement may be executed in counterparts, which together shall comprise the executed Settlement Agreement.

12.           Amendments:  This Settlement Agreement may be modified, amended or supplemented only by a written instrument which specifically references this Settlement Agreement and is signed by all Parties.

13.           Each Party Represented by Counsel:  Each Party has been advised by its own legal counsel in negotiating this Settlement Agreement and, in executing this Settlement Agreement, and does not rely upon any representations, promises, or inducements made by any other Party or its representatives, with the sole exception of the promises and provisions set forth herein.  The fact that a Party or counsel for a party drafted any recital or provision of this Settlement Agreement shall not cause that recital or provision to be construed against the drafting Party.

14.           Entire Agreement:  This Settlement Agreement shall constitute the entire agreement of the Parties with respect to its subject matter and supersedes any prior or contemporaneous agreement, contract or understanding.  It shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

IN WITNESS WHEREOF, the Parties’ authorized representatives have duly executed this Agreement as an instrument under seal on the day and year first written above.

CRYSTAL ROCK HOLDINGS, INC.
f/k/a VERMONT PURE HOLDINGS LTD	COZEN O’CONNOR LLP

By: /s/ Peter K. Baker	By: /s/ Cozen O’Connor LLP
Title: CEO	Title: Co-Firm Counsel

KEVIN F. BERRY
/s/ Kevin F. Berry

EXHIBIT A

COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.

VERMONT PURE HOLDINGS, LTD.,	)	SUPERIOR COURT
	)	DEPARTMENT
Plaintiff,	)
)
)
v.	)	Civil Action No. 06-1814 (BLS1)
)
)
KEVIN F. BERRY, and	)
COZEN O’CONNOR (a professional corporation),	)
)
Defendants.	)

NOTICE OF FILING AMENDED COMPLAINT

Pursuant to Rule 15(a) of the Massachusetts Rules of Civil Procedure, the Plaintiff, Vermont Pure Holdings, Ltd., files the attached Amended Complaint in the above-referenced action, with the written consent of the defendants, Kevin F. Berry and Cozen O’Connor.
Respectfully submitted,

DATED this ____ day of May, 2010                                          VERMONT PURE HOLDINGS, LTD.,
By Its Counsel,

Michael P. Boudett, BBO No. 558757
Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210-2600
Tel:    (617) 832-1180
Fax:    (617) 832-7000

Jeffrey L. Williams, BBO No. 565378
Jorden Burt LLP
175 Powder Forest Drive, Suite 201
Simsbury, Connecticut  06089
Tel:   (860) 392-5000
Fax:  (860) 392-5058

The defendants hereby consent to Plaintiff filing the attached Amended Complaint.

KEVIN F. BERRY and COZEN O’CONNOR

By their counsel,

Edward P. Leibensperger
McDERMOTT WILL & EMERY, LLP
28 State Street
Boston, MA  02109-1807
Tel:  (617) 535-4000
Fax: (617) 535-3800
eleibensperger@mwe.com

Steven W. Kasten
Yurko, Salvesen & Remz, P.C.
One Washington Mall, 11th Floor
Boston, MA  02108-2603
Tel:  (617) 723-6900, ext. 12
Fax: (617) 723-6905
swk@bizlit.com

COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.

VERMONT PURE HOLDINGS, LTD.,	)	SUPERIOR COURT
	)	DEPARTMENT
Plaintiff,	)
)
v.	)	Civil Action No. 06-1814 (BLS1)
THOMAS M. SOBOL,	)
GARVE W. IVEY, JR.,	)
KEVIN F. BERRY,	)
HAGENS BERMAN SOBOL SHAPIRO, LLP,	) )
IVEY & RAGSDALE (a partnership), and	)
COZEN O’CONNOR (a professional corporation	) )
)
Defendants.	)

AMENDED COMPLAINT AND DEMAND FOR JURY TRIAL

NOW COMES the Plaintiff and complains against the Defendants as follows:
1.           Vermont Pure is a Delaware corporation with its principal place of business in Watertown, Connecticut.
2.           Defendant Thomas M. Sobol is an attorney residing in Essex County, Massachusetts.  Defendant Sobol is a Partner with Defendant Hagens Berman Sobol Shapiro, LLP.
3.           Defendant Hagens Berman Sobol Shapiro, LLP, formerly known as Hagens Berman, LLP (together, “HB”), is a limited partnership based in Seattle, Washington, with branch offices in Middlesex County, Massachusetts, California, Illinois, and Arizona.
4.           Defendant Garve W. Ivey, Jr. is an attorney residing in Alabama.  Defendant Ivey is a Partner with Defendant Ivey & Ragsdale.
5.           Defendant Ivey & Ragsdale (“I&R”) is a law partnership with usual places of business in Jasper, Alabama, and Birmingham, Alabama.
6.           Defendant Kevin F. Berry is an attorney and is a Shareholder of Defendant Cozen O’Connor.
7.           Defendant Cozen O’Connor (“Cozen”) is a national and international law firm based in Philadelphia, Pennsylvania, with twenty-four offices located in the United States and abroad.
8.           Jurisdiction is properly brought in this Court pursuant to Mass. Gen. Laws Chapter 223A §§ 2-3 (2006).
9.           Venue is proper in this Court pursuant to Mass. Gen. Laws Chapter 223 (2006) and Administrative Directive No. 03-1 (“Superior Court Business Litigation Session Extension and Expanded Venue”).
10.         In 2003, Vermont Pure retained the defendants to represent it in pursuing potential claims against Nestle Waters North America, arising from alleged false advertising of the nature and source of Poland Spring Natural Spring Water.  Defendants Sobol, HB, Ivey and I&R simultaneously represented Vermont Pure, three other water bottlers, and a consumer of Poland Spring water, Lori Ehrlich (the “Claimants”) in the Poland Spring Matter.  Cozen and Berry represented only Vermont Pure.
11.         As a result of the defendants’ failure to exercise reasonable care in the course of representing Vermont Pure during 2003, Vermont Pure lost an opportunity to effectuate a settlement with Nestle in which Vermont Pure would have received $8.91 million net of attorneys fees.

WHEREFORE, Plaintiff prays that judgment enter in favor of Plaintiff against Defendants, with the award of actual damages, plus interest, reasonable expenses, and such further relief as the Court deems just and proper.

JURY DEMAND

Plaintiffs hereby demands a trial by jury on all issues and causes of action raised in this Complaint which are appropriate fur jury consideration.

PLAINTIFF,

DATED this ____ day of May, 2010                                                VERMONT PURE HOLDINGS, LTD.,

By Its Counsel,

Michael P. Boudett, BBO No. 558757
Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210-2600
Tel:    (617) 832-1180
Fax:    (617) 832-7000

Jeffrey L. Williams, BBO No. 565378
Jorden Burt LLP
175 Powder Forest Drive, Suite 201
Simsbury, Connecticut  06089
Tel:   (860) 392-5000
Fax:  (860) 392-5058

EXHIBIT B

COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.

VERMONT PURE HOLDINGS, LTD.,	)	SUPERIOR COURT
	)	DEPARTMENT
Plaintiff,	)
)
v.	)	Civil Action No. 06-1814 (BLS1)
)
)
KEVIN F. BERRY, and	)
COZEN O’CONNOR (a professional corporation),	)
)
Defendants.	)

STIPULATION OF DISMISSAL

Plaintiff Vermont Pure Holdings, Ltd. and defendants Kevin F. Berry and Cozen O’Connor, P.C., being the sole remaining parties in this case, hereby stipulate to the dismissal of this action, and all claims and counterclaims between them, with prejudice, and with the parties to bear their own costs.

VERMONT PURE HOLDINGS, LTD.,
By Its Counsel,

Michael P. Boudett, BBO No. 558757
Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210-2600
Tel:    (617) 832-1180
Fax:    (617) 832-7000

Jeffrey L. Williams, BBO No. 565378
Jorden Burt LLP
175 Powder Forest Drive, Suite 201
Simsbury, Connecticut  06089
Tel:   (860) 392-5000
Fax:  (860) 392-5058

KEVIN P. BERRY and COZEN O’CONNOR
By their counsel,

Edward P. Leibensperger
McDERMOTT WILL & EMERY, LLP
28 State Street
Boston, MA  02109-1807
Tel:  (617) 535-4000
Fax: (617) 535-3800
eleibensperger@mwe.com

Steven W. Kasten
Yurko, Salvesen & Remz, P.C.
One Washington Mall, 11th Floor
Boston, MA  02108-2603
Tel:  (617) 723-6900, ext. 12
Fax: (617) 723-6905
swk@bizlit.com

EXHIBIT C

We refer to the Company’s lawsuit filed in May 2006 in the Superior Court Department, County of Suffolk, Massachusetts, CA No. 06-1814, against three law firms and individual members thereof that had been representing the Company in litigation, as more fully described in Part I, Item 3 of our Annual Report on Form 10-K for the Year Ended October 31, 2009, and Part II, Item 1 of our Quarterly Report on Form 10-Q for the Quarter Ended January 31, 2010.  We incorporate both of those Items by reference here.

As previously reported, in July 2009 we entered into settlement agreements with some of the defendants in the lawsuit and settled the case in part, receiving at that time a payment of $3 million.

On May 3, 2010, the Company reached a settlement with all of the remaining defendants in the action, pursuant to which mutual releases have been executed.  The case is now concluded.  Pursuant to the settlement, the Company will receive a one-time payment of $3.5 million, which will be reflected in the quarter ending July 31, 2010.